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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported): September 27, 2000
                              (September 26, 2000)


                            American Healthways, Inc.
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               (Exact Name of Registrant as Specified in Charter)


           Delaware                      000-19364               62-1117144
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(State or Other Jurisdiction of   (Commission File Number)    (I.R.S. Employer
Incorporation)                                               Identification No.)


3841 Green Hills Village Drive
     Nashville, Tennessee                                         37215
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(Address of Principal Executive Offices)                        (Zip Code)


       Registrant's telephone number, including area code: (615) 665-1122
                                                           ---------------


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          (Former name or former address, if changed since last report)

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Item 9. Regulation FD Disclosure.

       A press release issued by American Healthways, Inc. on September 26, 2000 is attached hereto as Exhibit 99.






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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereto duly authorized.


                                          American Healthways, Inc.

                                          By: /s/ Henry D. Herr
                                              ----------------------------------
                                          Name: Henry D. Herr
                                          Title: Executive Vice President and
                                                 Chief Financial Officer

Date: September 27, 2000





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                                  Exhibit Index

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Exhibit No.                             Description
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
    99              Press Release dated September 26, 2000.

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